UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 1, 2015

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

801 Capitola Drive

Durham, NC  27713

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. – Regulation FD Disclosure

On September 1, 2015, Heat Biologics, Inc. (“Heat”), issued a press release regarding dosing of its first patient in a Phase 1b clinical trial investigating the combination of its HS-110 therapeutic vaccine and the Bristol-Myers Squibb PD-1 inhibitor nivolumab in non-small cell lung cancer. A copy of the press release is attached as Exhibit 99.1. Heat will be hosting an investor conference call on Tuesday, September 1, 2015 to discuss the clinical trial. In connection therewith, Heat’s management intends to discuss the slide presentation furnished as Exhibit 99.2 hereto, which is incorporated herein by reference.

The press release and slide presentation attached as Exhibits 99.1 and 99.2 to this Report include “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the slide presentation or in the press release are “forward-looking” rather than historical.

The information included in this Item 7.01 and in Exhibits 99.1 and 99.2 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The Company undertakes no duty or obligation to update or revise information included in this Report or any of the Exhibits.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed as part of this Report.

Exhibit Number	Description

99.1	Press Release issued on September 1, 2015
99.2	Presentation materials to be provided at the Heat Biologics, Inc. investor conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 1, 2015	HEAT BIOLOGICS, INC.

	By:	/s/ Jeff Wolf
	Name:	Jeff Wolf
	Title:	Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued on September 1, 2015
99.2	Presentation materials to be provided at the Heat Biologics, Inc. investor conference call.